UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                FEBRUARY 23, 2006

                        Commission File Number: 000-18053

                                   LASERSCOPE
             (Exact name of Registrant as specified in its charter)

           CALIFORNIA                                   77-0049527
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 Incorporation or organization)

                               3070 ORCHARD DRIVE
                             SAN JOSE, CA 95134-2011
                    (Address of principal executive offices)

                                 (408) 943-0636
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 2.02 Results of Operations and Financial Condition.

On February 23, 2006, Laserscope, a California corporation (the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2005. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. It shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1  Press Release of Laserscope dated February 23, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 LASERSCOPE
                                 (Registrant)

Date: February 23, 2006          By:  /s/ Derek Bertocci
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                                      Derek Bertocci
                                      Vice President, Finance, and
                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.              Description
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99.1                     Press release dated February 23, 2006.